Victory Portfolios

Victory Sycamore Established Value Fund

Victory Sycamore Small Company Opportunity Fund

(the “Funds”)

Supplement dated December 18, 20205

to the Funds’ Summary Prospectus and Prospectus (“Prospectus”)

dated November 1, 2025, as in effect and as may be amended from time to time

After more than 30 years in the investment industry, Jeffrey M. Graff has announced his retirement effective April 3, 2026. Mr. Graff’s responsibilities will be absorbed by the existing Sycamore Capital investment team.

Effective April 6, 2026, all references to Mr. Graff will be deleted from the Prospectus.

34260-00-1225